UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 22, 2026
Date of Report (date of earliest event reported)
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SunCoke Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State of Incorporation)	001-35243 (Commission File Number)	90-0640593 (IRS Employer Identification Number)
1011 Warrenville Road, Suite 600
Lisle,	IL	60532
(Address of principal executive offices and zip code)

(630)	824-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement
On January 22, 2026, SunCoke Energy, Inc. (the "Company") announced that the Company and United States Steel Corporation (“U.S. Steel”) have agreed:
(i)to extend the term of their existing metallurgical coke supply agreement for a period of twelve (12) months, from January 1, 2026 to December 31, 2026 (the "2026 Contract Period”);
(ii)that the Company will produce and deliver approximately 590,000 tons of metallurgical coke to U. S. Steel from the Company’s Granite City, Illinois, cokemaking facility during the 2026 Contract Period; and
(iii)to maintain the Company’s current minimum steam supply obligation.
Item 7.01. Regulation FD Disclosure.
A copy of the press release announcing the extension of the Company’s coke supply agreement with U.S. Steel is attached as Exhibit 99.1 to this Current Report on Form 8-K. This Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.
Item 9.01 - Financial Statements and Exhibits.

(d): The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	SunCoke Energy, Inc. Press Release, dated January 22, 2026 (included herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor Statement
Statements contained in this report, or the exhibits to this report, that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of January, 2026.

SUNCOKE ENERGY, INC.

By:	/s/ Mark W. Marinko
Name:	Mark W. Marinko
Title:	Senior Vice President and Chief Financial Officer